                                                                    EXHIBIT 99.3


            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

       The following unaudited pro forma combined financial information and explanatory notes are presented to show the impact of the acquisition of Borel Bank & Trust Company by Boston Private Financial Holdings, Inc. on Boston Private's and Borel's historical financial positions and results of operations under the pooling of interests method of accounting. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of both companies are combined and reflected at their historical amounts. The unaudited pro forma combined financial information combines the historical financial information of Boston Private and Borel as of and for the nine month periods ended September 30, 2001 and 2000, and the twelve month periods ended December 31, 2000, 1999 and 1998. The unaudited pro forma combined statements of income give effect to the acquisition as if it had been consummated at the beginning of the earliest period presented.

       This information should be read in conjunction with the historical financial statements of Boston Private and Borel and the related notes and Management's Discussion and Analysis of Financial Condition and Results of Operations. These items for Borel are contained in its Management's Discussion and Analysis of Financial Condition and Results of Operations and its financial statements and related notes included in Pre-Effective Amendment No. 1 to Form S-4 (No. 333-67746) filed with the SEC by Boston Private on October 12, 2001. These items for Boston Private are contained in its annual report on Form 10-K for the year ended December 31, 2000 and its quarterly report on Form 10-Q for the quarter ended September 30, 2001 filed with the SEC.

       The pro forma earnings do not reflect any financial benefits which may result from the consolidation of operations and are not indicative of the results of future operations. No assurances can be given to the ultimate level of financial benefits that may be realized from the transaction.

       The unaudited pro forma combined financial information is presented only for illustrative purposes according to the assumptions set forth below, and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated during the periods or as of the dates for which the pro forma data are presented, nor is it necessarily indicative of the future operating results or financial position of the combined company.

                      UNAUDITED CONSOLIDATED BALANCE SHEET
            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                               September 30, 2001
                                 (In thousands)

                                                                                       PRO FORMA         PRO FORMA
                                                         BPFH            BOREL         ADJUSTMENTS       COMBINED
                                                     --------------------------------------------------------------
ASSETS:

  Cash and due from banks                            $    27,072      $    13,381      $    (6,500)     $    33,953
  Federal funds sold                                      25,000           76,000             --            101,000
  Investment securities available for sale               208,753           25,186             --            233,939
  Investment securities held to maturity                    --               --               --               --
  Mortgage-backed securities                               2,558             --               --              2,558
  Loans receivable:
    Commercial                                           300,438          210,809             --            511,247
    Residential mortgage                                 463,834             --               --            463,834
    Home Equity                                           35,710           41,642             --             77,352
    Other                                                    568            1,203             --              1,771
                                                     --------------------------------------------------------------
      Total loans                                        800,550          253,654             --          1,054,204
    Less: Allowance for loan losses                       (9,309)          (4,404)            --            (13,713)
                                                     --------------------------------------------------------------
      Net loans                                          791,241          249,250             --          1,040,491

  FHLB stock                                               6,034             --               --              6,034
  Premises and equipment, net                              8,226            1,457             --              9,683
  Goodwill and intangible assets, net                     17,420             --               --             17,420
  Management fees receivable                               6,822             --               --              6,822
  Accrued interest receivable                              6,879            1,648             --              8,527
  Other assets                                            16,910            8,273           (2,400)          22,783
                                                     --------------------------------------------------------------
      Total assets                                   $ 1,116,915      $   375,195      $    (8,900)     $ 1,483,210
                                                     ==============================================================

LIABILITIES:

  Deposits                                               797,111          338,226             --          1,135,337
  Securities sold under agreements to repurchase          55,231             --               --             55,231
  FHLB borrowings                                        120,686             --               --            120,686
  Other borrowings                                          --               --               --               --
  Accrued interest payable                                 2,833              985             --              3,818
  Other liabilities                                       26,844            4,396             --             31,240
                                                     --------------------------------------------------------------
    Total liabilities                                  1,002,705          343,607             --          1,346,312
                                                     --------------------------------------------------------------

STOCKHOLDERS'  EQUITY:

  Common stock, $1.00 par value per share;                16,442             --              5,630           22,072
  Additional paid-in-capital                              59,992           15,050           (5,630)          69,412
  Retained earnings                                       34,305           16,220           (8,900)          41,625
  Unrealized gain (loss) on securities available
   for sale, net                                           3,471              318             --              3,789
  Minimum pension liability adjustment                      --               --               --               --
  Less: stock subscriptions receivable                      --               --               --               --
                                                     --------------------------------------------------------------
      Total stockholders' equity                         114,210           31,588           (8,900)         136,898
                                                     --------------------------------------------------------------
      Total liabilities and stockholders' equity     $ 1,116,915      $   375,195      $    (8,900)     $ 1,483,210
                                                     ==============================================================

  See accompanying notes to unaudited pro forma combined financial statements

                    UNAUDITED CONSOLIDATED INCOME STATEMENT
            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                          PRO FORMA         PRO FORMA
                                                           BPFH            BOREL         ADJUSTMENTS         COMBINED
                                                     ----------------------------------------------------------------
                                                                                  (IN THOUSANDS)
INTEREST INCOME                                                                --
  Loans                                              $     40,556      $     16,088      $      --       $     56,644
  Taxable investment securities                             4,347             1,012             --              5,359
  Non-taxable investment securities                         3,250                51             --              3,301
  Mortgage-backed securities                                  135              --               --                135
  FHLB Stock Dividends                                        262              --               --                262
  Federal Funds Sold and Other                              2,544             2,453             --              4,997
                                                     ----------------------------------------------------------------
    TOTAL INTEREST INCOME                                  51,094            19,604             --             70,698

INTEREST EXPENSE
  Deposits                                                 17,506             6,972             --             24,478
  FHLB Borrowings                                           4,805              --               --              4,805
  Repurchase Agreements                                     1,240              --               --              1,240
  Fed funds purchased and other                                 5              --               --                  5
                                                     ----------------------------------------------------------------
    TOTAL COST OF MONEY                                    23,556             6,972             --             30,528

    NET INTEREST INCOME                                    27,538            12,632             --             40,170

Provision for Estimated Losses                              1,900               270             --              2,170

    NET INTEREST INCOME AFTER PROVISION                    25,638            12,362             --             38,000

FEES & OTHER INCOME
  Trust & Investment Management                            27,021             1,668             --             28,689
  Equity in Earnings of Partnerships                         (161)             --               --               (161)
  Financial Planning Fees                                   3,195              --               --              3,195
  Deposit Account Service Charges                             332               273             --                605
  Gain on sale of loans                                       697              --               --                697
  Gain/(Loss) on sale of investments                        1,691              --               --              1,691
  Other Income                                              1,569               456             --              2,025
                                                     ----------------------------------------------------------------
    TOTAL FEES & OTHER INCOME                              34,344             2,397             --             36,741

OPERATING EXPENSE
  Compensation & Benefits                                  29,548             4,333             --             33,881
  Occupancy and Equipment                                   4,532             1,039             --              5,571
  Professional Services                                     2,228               540             --              2,768
  Marketing and Business Development                        2,280               212             --              2,492
  Contract services and processing                          1,298               191             --              1,489
  Amortization of intangibles                               1,034              --               --              1,034
  Foreclosed assets                                          --                --               --               --
  Merger expenses                                             139              --               --                139
  Other                                                     2,869             1,053             --              3,922
                                                     ----------------------------------------------------------------
    TOTAL OPERATING EXPENSE                                43,928             7,368             --             51,296

    INCOME BEFORE TAXES                                    16,054             7,391             --             23,445

Income Tax Expense                                          4,713             2,988             --              7,701
                                                     ----------------------------------------------------------------
    NET INCOME                                       $     11,341      $      4,403       $     --       $     15,744
                                                     ================================================================
---------------------------------------------------------------------------------------------------------------------
Average Shares Outstanding                             16,354,511         2,951,953        5,629,872       21,984,383
Average Common and Common Equivalent Shares            17,178,176         3,014,477        5,748,566       22,926,742

Basic Earnings Per Share                                    $0.69             $1.49                             $0.72
Diluted Earnings Per Share                                  $0.66             $1.46                             $0.69
---------------------------------------------------------------------------------------------------------------------

  See accompanying notes to unaudited pro forma combined financial statements

                    UNAUDITED CONSOLIDATED INCOME STATEMENT
            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                         PRO FORMA         PRO FORMA
                                                        BPFH              BOREL         ADJUSTMENTS        COMBINED
                                                     ----------------------------------------------------------------
                                                               (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
INTEREST INCOME
  Loans                                              $     30,224      $     16,127     $       --       $     46,351
  Taxable investment securities                             2,284             1,531             --              3,815
  Non-taxable investment securities                         1,315                55             --              1,370
  Mortgage-backed securities                                  196              --               --                196
  FHLB Stock Dividends                                        264              --               --                264
  Federal Funds Sold and Other                              1,826             1,962             --              3,788
                                                     ----------------------------------------------------------------
    TOTAL INTEREST INCOME                                  36,109            19,675             --             55,784

INTEREST EXPENSE
  Deposits                                                 14,160             6,800             --             20,960
  FHLB Borrowings                                           3,403              --               --              3,403
  Repurchase Agreements                                       933              --               --                933
  Fed funds purchased and other                                78              --               --                 78
                                                     ----------------------------------------------------------------
    TOTAL COST OF MONEY                                    18,574             6,800             --             25,374

    NET INTEREST INCOME                                    17,535            12,875             --             30,410

Provision for Estimated Losses                              1,300               190             --              1,490

    NET INTEREST INCOME AFTER PROVISION                    16,235            12,685             --             28,920

FEES & OTHER INCOME
  Trust & Investment Management                            21,753             1,660             --             23,413
  Equity in Earnings of Partnerships                         (203)             --               --               (203)
  Financial Planning Fees                                   2,585              --               --              2,585
  Deposit Account Service Charges                             207               326             --                533
  Gain on sale of loans                                        36              --               --                 36
  Gain/(Loss) on sale of investments                           27              --               --                 27
  Other Income                                                419               367             --                786
                                                     ----------------------------------------------------------------
    TOTAL FEES & OTHER INCOME                              24,824             2,353             --             27,177

OPERATING EXPENSE
  Compensation & Benefits                                  21,066             4,021             --             25,087
  Occupancy and Equipment                                   3,482             1,053             --              4,535
  Professional Services                                     1,484               356             --              1,840
  Marketing and Business Development                        1,565               264             --              1,829
  Contract services and processing                          1,092               210             --              1,302
  Amortization of intangibles                                 437              --               --                437
  Foreclosed assets                                          --                --               --               --
  Merger expenses                                            --                --               --               --
  Other                                                     2,097             1,022             --              3,119
                                                     ----------------------------------------------------------------
    TOTAL OPERATING EXPENSE                                31,223             6,926             --             38,149

    INCOME BEFORE TAXES                                     9,836             8,112             --             17,948

Income Tax Expense                                          3,004             3,284             --              6,288
                                                     ----------------------------------------------------------------
    NET INCOME                                       $      6,832      $      4,828     $       --       $     11,660
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
Average Shares Outstanding                             12,418,254         2,937,394        5,629,872       18,048,126
Average Common and Common Equivalent Shares            12,907,097         2,951,436        5,748,566       18,655,663

Basic Earnings Per Share                                    $0.55             $1.64                             $0.65
Diluted Earnings Per Share                                  $0.53             $1.64                             $0.63
---------------------------------------------------------------------------------------------------------------------

  See accompanying notes to unaudited pro forma combined financial statements

                    UNAUDITED CONSOLIDATED INCOME STATEMENT
            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                         PRO FORMA         PRO FORMA
                                                         BPFH              BOREL        ADJUSTMENTS        COMBINED
                                                     ----------------------------------------------------------------
INTEREST INCOME
  Loans                                              $     43,167      $     21,856     $       --       $     65,023
  Taxable investment securities                             3,489             2,085             --              5,574
  Non-taxable investment securities                         2,080                73             --              2,153
  Mortgage-backed securities                                  251              --               --                251
  FHLB Stock Dividends                                        367              --               --                367
  Federal Funds Sold and Other                              2,902             2,942             --              5,844
                                                     ----------------------------------------------------------------
    TOTAL INTEREST INCOME                                  52,256            26,956             --             79,212

INTEREST EXPENSE
  Deposits                                                 20,321             9,400             --             29,721
  FHLB Borrowings                                           4,655              --               --              4,655
  Repurchase Agreements                                     1,410              --               --              1,410
  Fed funds purchased and other                                77              --               --                 77
                                                     ----------------------------------------------------------------
    TOTAL COST OF MONEY                                    26,463             9,400             --             35,863

    NET INTEREST INCOME                                    25,793            17,556             --             43,349

Provision for Estimated Losses                              1,900               260             --              2,160

    NET INTEREST INCOME AFTER PROVISION                    23,893            17,296             --             41,189

FEES & OTHER INCOME
  Trust & Investment Management                            30,954             2,238             --             33,192
  Equity in Earnings of Partnerships                         (378)             --               --               (378)
  Financial Planning Fees                                   3,544              --               --              3,544
  Deposit Account Service Charges                             298               418             --                716
  Gain on sale of loans                                       118              --               --                118
  Gain/(Loss) on sale of investments                           27              --               --                 27
  Other Income                                                843               497             --              1,340
                                                     ----------------------------------------------------------------
    TOTAL FEES & OTHER INCOME                              35,406             3,153             --             38,559

OPERATING EXPENSE
  Compensation & Benefits                                  30,021             5,606             --             35,627
  Occupancy and Equipment                                   4,757             1,393             --              6,150
  Professional Services                                     2,414                98             --              2,512
  Marketing and Business Development                        2,273               341             --              2,614
  Contract services and processing                          1,374               249             --              1,623
  Amortization of intangibles                                 815              --               --                815
  Foreclosed assets                                          --                --               --               --
  Merger expenses                                            --                --               --               --
  Other                                                     3,056             1,954             --              5,010
                                                     ----------------------------------------------------------------
    TOTAL OPERATING EXPENSE                                44,710             9,641             --             54,351

    INCOME BEFORE TAXES                                    14,589            10,808             --             25,397

Income Tax Expense                                          4,457             4,386             --              8,843
                                                     ----------------------------------------------------------------
    NET INCOME                                       $     10,132      $      6,422     $       --       $     16,554
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
Average Shares Outstanding                             13,363,850         2,937,601        5,629,872       18,993,722
Average Common and Common Equivalent Shares            13,952,609         2,951,756        5,748,566       19,701,175

Basic Earnings Per Share                                    $0.76             $2.19                             $0.87
Diluted Earnings Per Share                                  $0.73             $2.18                             $0.84
---------------------------------------------------------------------------------------------------------------------

  See accompanying notes to unaudited pro forma combined financial statements

                    UNAUDITED CONSOLIDATED INCOME STATEMENT
            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                   PRO FORMA        PRO FORMA
                                                      BPFH            BOREL        ADJUSTMENTS       COMBINED
                                                   -----------------------------------------------------------
INTEREST INCOME
  Loans                                            $    30,714     $    19,289     $      --       $    50,003
  Taxable investment securities                          1,575           2,545            --             4,120
  Non-taxable investment securities                      1,262              43            --             1,305
  Mortgage-backed securities                               451            --              --               451
  FHLB Stock Dividends                                     318            --              --               318
  Federal Funds Sold and Other                             668           1,010            --             1,678
                                                   -----------------------------------------------------------
    TOTAL INTEREST INCOME                               34,988          22,887            --            57,875

INTEREST EXPENSE
  Deposits                                              12,213           7,599            --            19,812
  FHLB Borrowings                                        4,532            --              --             4,532
  Repurchase Agreements                                    529            --              --               529
  Fed funds purchased and other                            195            --              --               195
                                                   -----------------------------------------------------------
    TOTAL COST OF MONEY                                 17,469           7,599            --            25,068

    NET INTEREST INCOME                                 17,519          15,288            --            32,807

Provision for Estimated Losses                             999             525            --             1,524

    NET INTEREST INCOME AFTER PROVISION                 16,520          14,763            --            31,283

FEES & OTHER INCOME
  Trust & Investment Management                         22,543           2,263            --            24,806
  Equity in Earnings of Partnerships                     3,034            --              --             3,034
  Financial Planning Fees                                2,895            --              --             2,895
  Deposit Account Service Charges                          280             410            --               690
  Gain on sale of loans                                    147            --              --               147
  Gain/(Loss) on sale of investments                        48              64            --               112
  Other Income                                             573             849            --             1,422
                                                   -----------------------------------------------------------
    TOTAL FEES & OTHER INCOME                           29,520           3,586            --            33,106

OPERATING EXPENSE
  Compensation & Benefits                               22,926           5,191            --            28,117
  Occupancy and Equipment                                3,148           1,353            --             4,501
  Professional Services                                  1,807             119            --             1,926
  Marketing and Business Development                     1,726             374            --             2,100
  Contract services and processing                       1,184             239            --             1,423
  Amortization of intangibles                            1,072            --              --             1,072
  Foreclosed assets                                       --              --              --              --
  Merger expenses                                          225            --              --               225
  Other                                                  2,440           1,712            --             4,152
                                                   -----------------------------------------------------------
    TOTAL OPERATING EXPENSE                             34,528           8,988            --            43,516

    INCOME BEFORE TAXES                                 11,512           9,361            --            20,873

Income Tax Expense                                       3,713           3,958            --             7,671
                                                   -----------------------------------------------------------
    NET INCOME                                     $     7,799     $     5,403     $      --       $    13,202
                                                   ===========================================================

--------------------------------------------------------------------------------------------------------------
Average Shares Outstanding                          12,220,488       2,924,539       5,629,872      17,850,360
Average Common and Common Equivalent Shares         12,540,175       2,935,463       5,748,566      18,288,741

Basic Earnings Per Share                                 $0.64           $1.85                           $0.74
Diluted Earnings Per Share                               $0.62           $1.84                           $0.72
--------------------------------------------------------------------------------------------------------------

  See accompanying notes to unaudited pro forma combined financial statements

                    UNAUDITED CONSOLIDATED INCOME STATEMENT
            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                PRO FORMA         PRO FORMA
                                                    BPFH            BOREL       ADJUSTMENTS        COMBINED
                                                -----------------------------------------------------------
INTEREST INCOME
  Loans                                         $    25,144     $    15,169     $      --       $    40,313
  Taxable investment securities                       1,454           2,809            --             4,263
  Non-taxable Investment Securities                   1,043              47            --             1,090
  Mortgage-Backed Securities                            896            --              --               896
  FHLB Stock Dividends                                  257            --              --               257
  Federal Funds Sold and other                          547           1,515            --             2,062
                                                -----------------------------------------------------------
    TOTAL INTEREST INCOME                            29,341          19,540            --            48,881

INTEREST EXPENSE
  Deposits                                           10,307           7,407            --            17,714
  FHLB Borrowings                                     4,439            --              --             4,439
  Repurchase Agreements                                 181            --              --               181
  Federal Funds Purchased and other                     336            --              --               336
                                                -----------------------------------------------------------
    TOTAL COST OF MONEY                              15,263           7,407            --            22,670

    NET INTEREST INCOME                              14,078          12,133            --            26,211

Provision for Estimated Losses                        1,004             240            --             1,244

    NET INTEREST INCOME AFTER PROVISION              13,074          11,893            --            24,967

FEES & OTHER INCOME
  Trust & Investment Management                      18,904           1,939            --            20,843
  Equity in Earnings of Partnerships                    732            --              --               732
  Financial Planning Fees                             2,696            --              --             2,696
  Deposit Account Service Charges                       237             381            --               618
  Gain on sale of loans                                 303            --              --               303
  Gain/(Loss) on sale of investments                    218            --              --               218
  Gain/(Loss) on sale of fixed assets                  --              --              --              --
  Other Income                                          544             580            --             1,124
                                                -----------------------------------------------------------
    TOTAL FEES & OTHER INCOME                        23,634           2,900            --            26,534

OPERATING EXPENSE
  Compensation & Benefits                            19,714           4,762            --            24,476
  Occupancy & Equipment                               2,482           1,188            --             3,670
  Professional Services                               1,295             281            --             1,576
  Marketing and Business Development                  1,128             269            --             1,397
  Contract Services and Processing                      790             210            --             1,000
  Amortization of intangibles                           625            --              --               625
  Merger expenses                                      --              --              --
  Other                                               1,905           1,863            --             3,768
                                                -----------------------------------------------------------
    TOTAL OPERATING EXPENSE                          27,939           8,573            --            36,512

    INCOME BEFORE TAXES                               8,769           6,220            --            14,989

Income Tax Expense                                    2,901           2,487            --             5,388
                                                -----------------------------------------------------------
    NET INCOME                                  $     5,868     $     3,733     $      --       $     9,601
                                                ===========================================================

-----------------------------------------------------------------------------------------------------------
Average Shares Outstanding                       12,113,545       2,895,944       5,629,872      17,743,417
Average Common and Common Equivalent Shares      12,518,088       2,923,988       5,748,566      18,266,654

Basic Earnings Per Share                              $0.48           $1.29                           $0.54
Diluted Earnings Per Share                            $0.47           $1.28                           $0.53
-----------------------------------------------------------------------------------------------------------

  See accompanying notes to unaudited pro forma combined financial statements

            BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

It is anticipated that the acquisition of Borel Bank & Trust Company by Boston Private Financial Holdings, Inc. will be accounted for as a pooling of interests. Accordingly, pro forma financial information assumes that the acquisition was consummated as of the beginning of each of the periods indicated herein. Certain reclassifications have been made to the accounts of Borel in the accompanying unaudited pro forma combined balance sheet and unaudited pro forma combined statements of income to conform with Boston Private's presentation. The Boston Private statements of income for the years ended December 31, 1998, 1999 and 2000 have been restated to reflect the February 28, 2001 merger with Boston Private Value Investors, formerly E.R. Taylor Investments, in exchange for 629,731 shares of Boston Private common stock.

NOTE 2. ACCOUNTING POLICIES AND FINANCIAL STATEMENT CLASSIFICATIONS

The accounting policies of both companies are in the process of being reviewed for consistency. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of these adjustments have not been determined but are not expected to be significant.

NOTE 3. PRO FORMA ADJUSTMENTS

For the purpose of presenting a pro forma combined balance sheet and pro forma earnings per share amounts for all of the periods presented, the pro forma stockholders' equity accounts of Boston Private have been adjusted to reflect the issuance of 5,629,872 shares of Boston Private common stock in exchange for all of the outstanding shares of Borel common stock and an estimated increase of 118,694 in the number of shares of Boston Private common stock outstanding based on an estimate of the dilutive effect of the options to purchase 229,998 shares of Boston Private common stock that were assumed by Boston Private in connection with its acquisition of Borel.

The pro forma balance sheet of Boston Private has been adjusted for the estimate of fees and expenses related to the acquisition of Borel. The pro forma statements of income do not reflect such costs because they are non-recurring. These fees consist primarily of fees and expenses of investment bankers, attorneys and accountants, SEC filing fees, stock exchange listing fees and financial printing and other related charges and will be approximately $8.9 million.

NOTE 4. PRO FORMA EARNINGS PER SHARE

The pro forma earnings per share amounts in the accompanying pro forma combined statements of income are based on the weighted average number of basic and diluted common shares of Boston Private and Borel during each period as adjusted to reflect the issuance of 5,629,872 shares of Boston Private common stock in exchange for all of the outstanding shares of Borel common stock and an estimated increase of 118,694 in the number of shares of Boston Private common stock outstanding based on an estimate of the dilutive effect of the options to purchase 229,998 shares of Boston Private common stock that were assumed by Boston Private in connection with its acquisition of Borel.